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                            FORM 8-K.--CURRENT REPORT
                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)     February 4, 2000
                                                --------------------------------
                             Harris Financial, Inc.
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             (Exact name of registrant as specified in its charter)
       Pennsylvania                     0-22399                  23-2889833
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(State or other jurisdiction    (Commission File Number)      (IRS Employer of
      incorporation)                                         Identification No.)
          235 N. Second Street, Harrisburg, PA                   17101
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        (Address of principal executive offices)               (Zip Code)
Registrant's telephone number, including area         (717) 236-4041
code                                            --------------------------------
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         (former name or former address, if changed since last report.)


Item 1. Changes in Control of Registrant
        None

Item 2. Acquisition or Disposition of Assets
        None

Item 4. Changes in Registrant's Certifying Account
        None

Item 5. Other Events
        Harris Financial Rescinds Stock Dividend. The Board of Directors of
          Harris Financial, Inc. has voted to rescind the previously announced 5% stock dividend. The Corporation has been advised that a stock dividend at this time might impair the Corporation's ability to take advantage of pooling of interest accounting in any potential business combination. The Board of Directors believes that maintaining flexibility is in the best interest of the shareholders.

          Harris Financial, Inc. is the bank holding company for a $2.7 billion savings bank headquartered in Harrisburg, Pennsylvania with 37 branches in southcentral Pennsylvania and Washington County, Maryland.

Item 6. Resignations of Registrant's Directors
        None
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Item 7. Financial Statements and Exhibits
        a.  Financial Statements
            None
        b.  Exhibits
            None

Item 8. Changes in Fiscal Year
        None

Item 9. Sales of Equity Securities Pursuant to Regulation S
        None
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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            Harris Financial, Inc.
                                          --------------------------
                                                 (Registrant)

          February 8, 2000                   /s/ James L. Durrell
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               (Date)                            (Signature)*
                                              James L. Durrell,
                                                   EVP/CFO



*Print name and title of the signing officer under his signature.